Exhibit 32.1


                        CERTIFICATION OF PERIODIC REPORT

I, John G. Baust, Chief Executive Officer and Chief Financial Officer of Biolife Solutions, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 14, 2003
                                                        /s/ John G. Baust
                                                 -------------------------------
                                                              John G. Baust, PhD
                                                     Chief Executive Officer and
                                                         Chief Financial Officer


         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.